Exhibit 10.9g

FIRST AMENDMENT
TO THE FIRST SUPPLEMENT
TO THE MASTER LOAN AGREEMENT

THIS FIRST AMENDMENT TO THE FIRST SUPPLEMENT OF THE MASTER LOAN AGREEMENT (this "**Amendment**"), is entered into as of June 30, 2009, between **GREEN PLAINS BLUFFTON LLC,** an Indiana limited liability company, formerly known as **INDIANA BIO-ENERGY, LLC,** an Indiana limited liability company (the "**Borrower**") and **AGSTAR FINANCIAL SERVICES, PCA**, a United States instrumentality (the "**Lender**").

RECITALS

A. Borrower and Lender entered into a Master Loan Agreement dated as of February 27, 2007, which was amended by that certain First Amendment to Master Loan Agreement dated October 15, 2008; by the Second Amendment to Master Loan Agreement dated April 16, 2009 and by the Third Amendment to Master Loan Agreement dated June 30, 2009 (together, the "**MLA**"); a First Supplement to the Master Loan Agreement dated as of February 27, 2007 (the "**First Supplement**"); and a Second Supplement to the Master Loan Agreement dated as of February 27, 2007 (the "**Second Supplement**," and together with the MLA and the First Supplement, the "**Loan Agreement**") by which the Lender agreed to extend certain financial accommodations to the Borrower.

B. At the request of Borrower, Borrower and Lender have agreed to make certain modifications to the First Supplement, all in accordance with the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the facts set forth in the above Recitals which the parties agree are true and correct, and in consideration for entering into this Amendment and the related documents to be executed concurrently with or pursuant hereto, the parties agree as follows:

AMENDMENTS

1. **Certain Defined Terms**. All terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement and the First Supplement.

2. **Amendments to the First Supplement**.

a. Paragraph 4 of the First Supplement is hereby amended and restated as follows:

> 4. Construction Loan Interest Rate. Subject to the provisions of the MLA, including without limitation Section 2.06 of the MLA, the Construction Loan shall bear interest at a rate equal to the Applicable Rate plus 350 basis points. The computation of interest, amortization, maturity and other terms and conditions of the Construction Loan shall be as provided in the Construction

Note, provided, however, in no event shall the applicable rate exceed the Maximum Rate.

b. Subparagraph 8(b) of the First Supplement is hereby amended and restated as follows:

(b) Term Loan Interest Rate. Subject to the provisions of the MLA, including without limitation Section 2.06 of the MLA, and this First Supplement, the portion of the Term Loan that has not been converted to a Fixed Rate Loan pursuant to Section 8(e) of this First Supplement shall bear interest at a rate equal to the Applicable Rate plus 325 basis points. The computation of interest, amortization, maturity and other terms and conditions of the Term Loan shall be as provided in the Construction Note, provided, however, in no event shall the applicable rate exceed the Maximum Rate.

3. **Effect on First Supplement to Master Loan Agreement.** Except as expressly amended hereby, all of the terms of the First Supplement shall be unaffected by this Amendment and shall remain in full force and effect. Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Lender, or to affect, modify, or impair any of the Lender's rights under the Loan Documents.

4. **Representations and Warranties of Borrower.** The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

(a) The representations and warranties contained in the Loan Agreement and the other Loan Documents are, and continue to be, true and correct and in full force and effect as of the date of this Amendment.

(b) Borrower has the power and authority to execute, deliver, and perform this Amendment, and any document required under this Amendment, and that all documents contemplated herein when executed and delivered to Lender will constitute the valid, binding and legally enforceable obligations of Borrower in accordance with their respective terms, except as enforceability may be limited by any applicable bankruptcy or insolvency laws.

5. **Counterparts.** It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart.

{SIGNATURE PAGE IMMEDIATELY FOLLOWS}

SIGNATURE PAGE TO
FIRST AMENDMENT THE FIRST SUPPLEMENT
TO THE MASTER LOAN AGREEMENT
BY AND BETWEEN
GREEN PLAINS BLUFFTON LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: June 30, 2009

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the First Supplement to the Master Loan Agreement to be executed by their respective duly-authorized officers as of the date first above written.

BORROWER:

GREEN PLAINS BLUFFTON LLC,
an Indiana limited liability company,

Ron B. Gillis

By: RON B GILLIS
Its: EVP FINANCE, TREASURER

LENDER:

AGSTAR FINANCIAL SERVICES, PCA

Mark Schmidt

By: Mark Schmidt
Its: Vice President

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